SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 31, 2000





                               ALMOST FAMILY, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                         1-9848              06-1153720
  (State or Other Jurisdiction              (Commission         (IRS Employer
        of Incorporation)                   File Number)     Identification No.)



100 Mallard Creek Road

Louisville, Kentucky                         40207
(Address of Principal Executive Offices)    (Zip Code)



Registrant's telephone number, including area code: (502) 899-5355

Former Name of Registrant, if Changed Since Last Report: Caretenders
Health Corp.


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                                        2

Item 5.  Other Events.

         At the annual meeting of shareholders of Caretenders Health Corp ("Caretenders"), a Delaware corporation, held in Louisville, Kentucky, on January 31, 2000, the shareholders of Caretenders approved an amendment to Caretenders' certificate of incorporation changing the name of the corporation to "Almost Family, Inc." from "Caretenders Health Corp." Caretenders filed the certificate of amendment with the Delaware Secretary of State on January 31, 2000. A copy of the certificate of amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibit Number             Description

3.1 Third Amendment to Restated Certificate of Incorporation of Caretenders Health Corp. (changing its name to "Almost Family, Inc.")



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February  9, 2000

                               Almost Family, Inc.

                               By: /s/ C. Steven Guenthner
                                ------------------------------
                                C. Steven Guenthner
                                Senior Vice President and Chief
                                Financial Officer


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